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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): DECEMBER 18, 2000





                            MECHANICAL DYNAMICS, INC.
             (Exact name of Registrant as Specified in Its Charter)




          MICHIGAN                     0-20679                         38-2163045
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer Identification No.)
      of incorporation)






   2300 Traverwood Drive, Ann Arbor, Michigan                            48105
     (Address of Principal Executive Offices)                         (Zip Code)




                                 (734)-994-3800
              (Registrant's Telephone Number, Including Area Code)


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    The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on December 28, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7 (a) (4) within 60 days after the due date of the initial filing.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statements of Businesses Acquired

              Attached as Exhibit 99.3 is the following item:

              i) Audited financial statements of ESTECH Corporation for the years ended March 31, 1999 and March 31, 2000, and Report of Independent Auditors of Ernst & Young with respect thereto.

       (b)    Pro Forma Information

              Attached as Exhibit 99.4 are the following items:

              i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000.

              ii) Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2000.

              iii) Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2000.

              iii) Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1999.

              iv) Notes to Unaudited Pro Forma Condensed Consolidated Statements of Income for the nine months ended September 30, 2000 and the year ended December 31, 1999.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 5, 2001        MECHANICAL DYNAMICS, INC.
                            (Registrant)


                       By:  /s/ Michael E. Korybalski
                            ----------------------------------------------------
                            Michael E. Korybalski
                            Chairman of the Board and Chief Executive Officer (Principal Executive Officer)


                       By:  /s/ David Peralta
                            ----------------------------------------------------
                            David Peralta
                            Vice President and Chief Financial Officer
                            (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION

    10.1 Share Transfer Agreement dated November 17, 2000 by and among Mechanical Dynamics, Inc., Nissan Motor Co., Ltd., and Structural Dynamics Research Corporation (1)

    23.1      Consent of Ernst & Young (2)

    99.1      Press release, dated November 17, 2000 (1)

    99.2      Press release, dated December 18, 2000 (1)

    99.3      Audited Financial Statements of ESTECH Corporation (2)

    99.4      Unaudited Pro Forma Condensed Consolidated Financial Statements
              (2)


              (1)    Previously filed.

              (2)    Filed herewith.